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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                              September 20, 1994



                          JENNIFER CONVERTIBLES, INC.
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            (Exact Name of Registrant as Specified in its Charter)

     Delaware                      1-9681                      11-2824646
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 (State or other              (Commission File               (IRS Employer
  jurisdiction of                  Number)                    Identification
  incorporation)                                              No.)

                           419 Crossways Park Drive
                           Woodbury, New York 11797
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 496-1900


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                (Former Address, if changed since last report)

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Items 1-3: Inapplicable.

Item 4:    Changes in Registrant's Certifying Accountants

           On September 19, 1994, Registrant's Board of Directors authorized the Chief Executive Officer (the "CEO") to change from BDO Seidman ("BDO") to KPMG Peat Marwick ("Peat") as the Registrant's independent auditors. On September 19, 1994, the CEO contacted BDO and advised BDO that Registrant was contemplating switching auditors. On September 20, 1994, BDO submitted its resignation. Registrant's Board of Directors has decided to engage Peat as Registrant's principal accountant to audit Registrant's financial statements for the fiscal year ended August 27, 1994. Peat was the Company's independent auditor during each of the fiscal years from the Company's inception in 1986 until and including the fiscal year ended August 31, 1992.

           BDO was the Company's independent auditor for the fiscal year ended August 31, 1993. Registrant and BDO have not had any disagreements during such fiscal year or any subsequent interim period with respect to matters of accounting principles or practices, financial statement disclosure or auditing scope, or procedure which, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of such disagreement in its reports.

           BDO's report on the financial statements for the fiscal year ended August 31, 1993 did not, in such year, contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the fiscal year ended August 31, 1993 and during the subsequent interim period preceding the resignation of BDO, BDO did not advise the Registrant that: (i) the internal controls necessary for the Registrant to develop reliable financial statements did not exist; (ii) information had come to BDO's attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management; (iii) there was a need to expand significantly the scope of its audit, or that information had come to the attention of BDO that if further investigated might (A) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that might prevent it from rendering an unqualified report on those financial statements), or (B) cause BDO to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and due to the resignation of BDO or for any other reason, BDO did not so expand the scope of its audit or conduct such further investigation; or (iv) information had come to the attention of BDO that it had concluded materially impacted the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the satisfaction of BDO, would have prevented it from

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rendering an unqualified audit report on those financial statements), and due to the resignation of BDO, or for any other reason, the issue had not been resolved to the satisfaction of BDO prior to its resignation, except that, with respect to the audit to be conducted with respect to the fiscal year ended August 27, 1994, BDO advised Registrant that Registrant might need to consider changing its method of recognizing revenues from certain licensees and consider taking a reserve against such receivables unless payments from such licensees were guaranteed by a financially responsible third party. Registrant has received the oral agreement, subject to definitive agreements, of the affiliated private company (together with related entities, the "Private Company") to guarantee such payments. BDO has advised Registrant that it desired increased access to the books and records of the Private Company. The Private Company has indicated that it will provide Peat such access.

      The Registrant has authorized BDO to respond fully to the inquiries of Peat.

      During the fiscal year ended August 31, 1993 and the subsequent interim period prior to the engagement of Peat, Registrant did not consult (nor did anyone on the Registrant's behalf consult) Peat with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Peat concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement between the Registrant and BDO or a reportable event described in the preceding paragraph.

           The Registrant has provided BDO with a copy of the disclosure set forth herein and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of BDO's letter is filed as an Exhibit hereto.

Items 5-6: Inapplicable.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

           Exhibit No.    Description
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               1          BDO Letter, dated September    , 1994, addressed
                          to the Securities and Exchange Commission.

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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September     , 1994

                                       JENNIFER CONVERTIBLES, INC.



                                       By:
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                                             Harley J. Greenfield,
                                             President


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